UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 27, 2008 (May 27, 2008)

Emclaire Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street Emlenton, Pennslyvania 16373
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code	(724) 867-2311
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 27, 2008, Emclaire Financial Corp. (Emclaire) issued a press release announcing that Emclaire has reached a definitive agreement with Elk County Savings and Loan Association located in Ridgway, Pennsylvania (Elk County) for Emclaire to acquire Elk County in a conversion merger transaction. That release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated May 27, 2008, announcing that Emclaire and Elk County have reached a definitive agreement for Emclaire to acquire Elk County.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP.

Date:	May 27, 2008
		By:	/s/ David L. Cox
David L. Cox
Chairman of the Board, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 27, 2008, announcing that Emclaire and Elk County have reached a definitive agreement for Emclaire to acquire Elk County.